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                                                                         10.51
                       HEALTHCARE IMAGING SERVICES, INC.
                          1997 OMNIBUS INCENTIVE PLAN


SECTION 1.        PURPOSE

                  The purposes of this Healthcare Imaging Services, Inc. 1997 Omnibus Incentive Plan (the "Plan") are to encourage selected employees, directors or consultants of Healthcare Imaging Services, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.

SECTION 2.        DEFINITIONS

                  As used in the Plan, the following terms shall have the meanings set forth below:

                  (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company.

                  (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, or other Stock Award or Stock-Based Award granted under the Plan.

                  (c) "Award Agreement" shall mean a written agreement, contract, or other instrument or document evidencing an Award granted under the Plan.

                  (d) "Board" shall mean the Board of Directors of the Company.

                  (e) "Cause" shall mean (i) the Participant's willful misconduct, gross negligence or dishonesty in the performance of his or her duties on behalf of the Company, (ii) the neglect, failure or refusal of the Participant to carry out any reasonable request of the Board or other officer or supervisor having supervisory authority over the Participant, (iii) the material breach of any provision of any employment, consulting or other services contract between the Participant and the Company, (iv) the entering of a plea of guilty or nolo contendere to, or the Participant's conviction of, a felony or other crime involving moral turpitude, dishonesty, theft or unethical business conduct.

                  (f) "Change in Control" of the Company shall mean (i) the acquisition of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly,


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1997 Omnibus Incentive Plan
Page 2


by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Company, of securities of the Company representing a majority or more of the combined voting power of the Company's then outstanding securities, (ii) the failure, for any reason, of the individuals who presently constitute the Board (the "Incumbent Board") to constitute at least a majority thereof, provided that any director whose election has been approved in advance by directors representing at least two-thirds (2/3) of the directors comprising the Incumbent Board shall be considered, for these purposes, as though such director were a member of the Incumbent Board, (iii) the Stockholders approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, and such merger or consolidation occurs;
(iv) the Stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (v) there is a corporate separation or division, including, but not limited to, a split-up, spin-off or extraordinary distribution of cash, securities or other property .

                  (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (h) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors.

                  (i) "Covered Employee" shall mean an employee of the Company if either (i) as of the close of the fiscal year, such employee is the chief executive officer of the Company or is an individual acting in such capacity, or (ii) the total compensation of such employee for the fiscal year is required to be reported to Stockholders under the Exchange Act by reason of such employee being among the four highest compensated officers for the taxable year (other than the chief executive officer).

                  (j) "Dividend Equivalent" shall mean any right granted under
Section 6(d) of the Plan.

                  (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.


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1997 Omnibus Incentive Plan
Page 3


                  (l) "Fair Market Value" means, with respect to the Shares,
(A) if the Shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market, the last reported sales price as reported on such exchange; (B) if the Shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the Shares as reported on the Automated Quotation System of NASDAQ or a similar service if NASDAQ is not reporting such information; (C) if the Shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the Shares as quoted by a market maker in the Shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation shall be the "Fair Market Value"); or (D) if the Shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or The Nasdaq SmallCap Market or quoted by NASDAQ and there is no market maker in the Shares, the fair market value of the Shares as determined by the Committee in good faith.

                  (m) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that meets the requirements of Code Section 422 or any successor provision thereto.

                  (n) "Key Employee" shall mean any employee who is a regular employee of the Company or any of its present or future Affiliates.

                  (o) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

                  (p) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  (q) "Participant" shall mean a Key Employee, director or consultant who has been granted an Award under the Plan.

                  (r) "Performance Award" shall mean any right granted under
Section 6(f) of the Plan.


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1997 Omnibus Incentive Plan
Page 4


                  (s) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

                  (t) "Released Securities" shall mean securities that were Restricted Securities with respect to which all applicable restrictions have expired, lapsed, or been waived.

                  (u) "Restricted Securities" shall mean Restricted Stock or any other Award under which issued and outstanding Shares are held subject to restrictions imposed by the terms of the Award.

                  (v) "Restricted Stock" shall mean any Share granted under
Section 6(c) of the Plan.

                  (w) "Restricted Stock Unit" shall mean any right granted under Section 6(c) of the Plan that is denominated in Shares.

                  (x) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation thereto.

                  (y) "Shares" shall mean the common stock of the Company, $.01 par value per share, and such other securities or property as may become the subject of Awards pursuant to an adjustment made under Section 4(b) of the Plan.

                  (z) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

                  (aa) "Stock Award" shall mean an Award of an Option, Restricted Stock, or other right or security consisting of or convertible into Shares.

                  (bb) "Stock-Based Award" shall mean an Award of a Stock Appreciation Right, Dividend Equivalent, Restricted Stock Unit or other right, the value of which is determined by reference to Shares.

                  (cc) "Stockholder" shall mean a stockholder of the Company.

                  (dd) "Tandem Option" shall mean a Non-Qualified Option issued in tandem with a Stock Appreciation Right.

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Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 5


SECTION 3.        ADMINISTRATION

                  (a) Generally. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any Stockholder and any employee of the Company or of any Affiliate.

                  (b) Powers. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred; (vii) interpret and administer the Plan and any instruments or agreements relating to, or Awards made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                  (c) Reliance, Indemnification. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, or Awards made thereunder, and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 4.        SHARES AVAILABLE FOR AWARDS

                  (a) Shares Available. Subject to adjustment as provided in Section 4(b):


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1997 Omnibus Incentive Plan
Page 6


                           (i) Limitation on Number of Shares. Awards issuable under the Plan are limited such that the maximum aggregate number of Shares which may issued pursuant to, or by reason of, Stock Awards and Stock-Based Awards is 500,000 per Participant in any fiscal year, and is an aggregate maximum for all Participants in all years of 12.5% of the number of Shares outstanding from time to time, calculated on a fully diluted basis (including the maximum number of Shares that may be issued, or subject to awards, under this Plan, the Company's Employee Stock Purchase Plan, the Company's 1991 Stock Option Plan, as amended, and the Company's 1996 Stock Option Plan for Non-Employee Directors (collectively, the "Employee Stock Plans")), less that number of Shares that are issued under the Employee Stock Plans after the effective date of this Plan or are subject to outstanding awards under the Employee Stock Plans, plus (A) any Shares that are forfeited under the Employee Stock Plans and (B) any Shares surrendered to the Company in payment of the exercise price of options issued under any of the Employee Stock Plans; provided, however, that no Awards may be granted that would bring the total of all outstanding Awards under this Plan to more than 5,000,000 Shares. The number of Shares reserved for issuance hereunder shall not be reduced in the event of the redemption, repurchase or other acquisition by the Company of outstanding Shares. All or any number of such Shares may be the subject of Incentive Stock Options, in the sole discretion of the Committee. To the extent that an Award ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Award shall again become available for Award under the Plan; provided, however, that in the case of an Option or Stock Appreciation Right which is terminated or otherwise cancelled in the same fiscal year in which it is granted (or, for purposes of determining the aggregate maximum number of Shares which may be subject to Awards granted to any Participant during the term of the Plan, in the case of an Option or Stock Appreciation Right which is terminated or otherwise cancelled at any time), both the new Option or Stock Appreciation Right and the terminated Option or Stock Appreciation Right shall be counted for purposes of determining whether the Participant has received the maximum number of Awards permitted under this Plan.

                           (ii) Accounting for Awards. For purposes of this
         Section 4, for any Award which is denominated in, or with respect to, Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting. Any Shares that are delivered by the Company pursuant to any

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Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 7


         Award, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall be counted against the Shares available for granting Awards under the Plan.

                           (iii) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

                  (b) Adjustments. In the event that the Committee shall determine that any (i) subdivision or consolidation of Shares, (ii) dividend or other distribution (in the form of Shares), (iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event described in Treasury Regulation Section 1.162-27(e)(2)(iii)(C), affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (A) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards, (B) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (C) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that no such adjustment shall be authorized to the extent that such adjustment would (1) with respect to Awards of Incentive Stock Options, cause the Plan to violate Code Section 422 or (2) would constitute a termination and reissuance of an Option or Stock Appreciation Right as described in Treasury Regulation Section 1.162-27(e)(2)(vi)(B); and provided further, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

SECTION 5.        ELIGIBILITY

                  Awards may be granted only to Key Employees, directors or consultants. In determining the employees, directors and consultants to whom Awards shall be granted and the number of shares or units to be covered by each Award, the Committee shall take into account the nature of such persons' duties to the Company, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. A Key Employee, director or consultant who has been granted an Award or Awards under the Plan may be granted an additional Award or Awards, subject to such limitations as may be imposed by the Code on the grant of Incentive Stock

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Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 8


Options. No member of the Committee shall be eligible to receive an Award under the Plan. Notwithstanding anything to the contrary herein, Incentive Stock Options may be granted only to employees of this Company, or its present or future parent or subsidiary corporations (as defined in Code Section 424).

SECTION 6.        AWARDS

                  (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

                           (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided however, that the purchase price per Share purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant (110% in the case of an Incentive Stock Option granted to 10-percent shareholder within the meaning of Code Section 422(c)(5)).

                           (ii) Option Term. The term of each Non-Qualified Stock Option shall be fixed by the Committee but generally shall not exceed 10 years from the date of grant. The term of each Incentive Stock Option shall in no event be more than 10 years from the date of grant (5 years in the case of a 10-percent shareholder within the meaning of Code Section 422(c)(5)).

                           (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, outstanding Awards or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price) in which, payment of the option price with respect thereto may be made or deemed to have been made.

                           (iv) Early Termination. Unless otherwise determined by the Committee and set forth in, and subject to the terms of, any applicable Award Agreement, the unexercised portion of any Option granted under the Plan will generally be terminated (A) on the termination date of the Option if the Participant's employment or other retention is terminated for any reason other than (1) Cause, (2) mental or physical disability (as defined in Code Section 22(e)(3)), or (3) death; (B) immediately upon the termination of the Participant's employment or other retention for Cause; (C) 12 months

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Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 9


         after the date on which the Participant's employment or other retention is terminated by reason of mental or physical disability; or
         (D)(1) 24 months after the date on which the Participant's employment or other retention is terminated by reason of the death of the Participant, or (2) 12 months after the date on which the Participant shall die if such death shall occur during the 12-month period following the termination of the Participant's employment or other retention by reason of mental or physical disability. Notwithstanding the foregoing, in no event may the unexercised portion of any Incentive Stock Option granted under the Plan be exercisable for more than (A) 3 months after the termination of any Participant's employment or other retention other than for (1) mental or physical disability (as defined in Code Section 22(e)(3)), or (2) death; or (B) 12 months after the date on which the Participant's employment or other retention is terminated by reason of mental or physical disability (as defined in Code Section 22(e)(3)). In no event may an Option be exercised after the termination date.

                           (v) Change of Control. Upon the occurrence of a Change of Control of the Company, the Participant shall have the right, exercisable during the 30 day period preceding the occurrence of such Change of Control, and, in addition, with respect to a Change of Control described in clauses (i) and (ii) of the definition thereof, within 30 days after the occurrence of such Change of Control, to exercise in whole or in part his or her Options without regard to the vesting provisions thereof. The Company will mail or cause to be mailed to each Participant a notice specifying the date that is to be fixed as of which all holders of record shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to a Change of Control described in clauses (iii) or (iv) of the definition thereof. In the event any Option is not exercised in its entirety on or prior to the date specified therein, any and all remaining rights under such Options shall terminate as of said date.

                           (vi) Incentive Stock Options. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Code Section 422, or any successor provision thereto, and any regulations promulgated thereunder. The Fair Market Value of Shares subject to Incentive Stock Options (determined as of the date such Incentive Stock Options are granted) exercisable for the first time by any individual during any calendar year shall in no event exceed $100,000.

                  (b) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer upon the holder thereof a right to receive, upon exercise thereof, an amount in cash equal of the excess of (i) the

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Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 10


Fair Market Value of one Share on the date of exercise over (ii) the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate, including, but not limited to, the following: (A) no aggregate payment by the Company during any fiscal year upon the exercise of Stock Appreciation Rights may exceed $100,000 without Committee approval ratified by the Board, and (B) a Participant may not exercise a Stock Appreciation Right if the aggregate amount to be received as a result of his or her exercise of Stock Appreciation Rights in the preceding 12 month period exceeds such Participant's current base salary.

                  (c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants upon such conditions and subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate but not inconsistent with the provisions of the Plan:

                           (i) Registration. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                           (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or other retention (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all shares of Restricted Stock and all Restricted Stock Units still, in either case, subject to restriction shall be forfeited to and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole, or in part, any or all remaining restrictions with respect to shares of Restricted Stock or Restricted Stock Units.


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Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 11


                           (iii) Lapse of Restrictions. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such Restricted Stock shall become Released Securities.

                  (d) Dividend Equivalents. The Committee is hereby authorized to grant Awards to Participants under which the holders thereof shall be entitled to receive payments equivalent to dividends with respect to a number of Shares and payable on such date or dates as determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, such Awards may have such terms and conditions as the Committee shall determine.

                  (e) Other Awards. The Committee is hereby authorized, to the extent permitted under Rule 16b-3 and applicable law, to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered to a Participant pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, outstanding Awards, or other consideration, or any combination thereof, as the Committee shall determine.

                  (f) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan (i) may be denominated as a Stock Award or a Stock-Based Award and payable in cash, Shares, other securities or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals and during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. Prior to granting any Performance Award, the Committee shall, if it intends for such Awards to be exempt from the limitations of Code Section 162(m), take such action as is necessary to qualify such Awards as performance-based compensation, within the meaning of Code
Section 162(m). For example, the material terms of

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Healthcare Imaging Services, Inc.
1997 Omnibus Incentive Plan
Page 12


the performance goals must be disclosed to and approved by the public stockholders of the Company prior to any payments with respect to such an Award.

                  (g)      General.

                           (i) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or such minimal cash consideration as may be required by applicable law.

                           (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards; provided, that any Tandem Option shall be subject to the following provisions: upon exercise of an Option issued as part of a Tandem Option, the Participant shall be entitled to a credit toward the option exercise price equal to the value of the Stock Appreciation Rights issued in tandem with the Option exercised, but not in an amount that would exceed the amount of the federal income tax deduction allowed to the Company in respect of such Stock Appreciation Rights. Upon such exercise of a Tandem Option, the related Stock Appreciation Right shall terminate and the value of such Stock Appreciation Right shall be limited to such credit. Upon the exercise of a Stock Appreciation Right issued as part of a Tandem Option, the Option to which such Stock Appreciation Right relates shall cease to be exercisable to the extent of the number of Shares with respect to which the Stock Appreciation Right was exercised.

                           (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payment or transfers to be made by the Company or an Affiliate upon the grant or exercise of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or

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Page 13


         crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares or other securities.

                           (iv) Limits on Transfer of Awards. No Award (other than Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than (A) by will or by the laws of descent and distribution,
         (B) in the case of an Award of Restricted Securities, to the Company, or (C) in the case of an Award other than an Incentive Stock Option,
         (1) to the spouse or any lineal ancestor or descendant of the Participant, (2) to a trust, the sole beneficiaries of which are any are or all of such Participant or the spouse or any lineal ancestor or descendant of such Participant, or (3) with the consent of, or in accordance with rules and procedures established by, the Committee. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under the Code and applicable law with respect to any Award, by the Participant's guardian or legal representative and, if an Award or any right under such Award has been transferred in accordance with the provisions hereof, by the transferee of such Award, or the right therein, or such other person as may be entitled to exercise such Award or right on behalf of such transferee. No Award (other than Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                           (v)  Term of Awards.  Except as set forth in
         Section 6(a)(ii), the term of each Award shall be for such period as may be determined by the Committee.

                           (vi) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7.        AMENDMENT AND TERMINATION

                  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

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Page 14


                  (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan, except that any amendment, alteration, suspension, discontinuation or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted to the extent such rights are not then accrued and vested, shall require the consent of such Participant, other holder or beneficiary of an Award. Notwithstanding the foregoing, the Board may condition any amendment on the approval of the Stockholders if such approval is necessary or advisable with respect to tax (including Code Sections 162(m) and 422), securities or other applicable laws and rules and regulations to which the Company, this Plan, Participants or other applicable Persons are subject.

                  (b) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8.        GENERAL PROVISIONS

                  (a) No Rights to Awards. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participant.

                  (b) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Awards or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. In case of Awards paid in Shares, the Participant or other person receiving such Shares may be required to pay the Company or its Affiliate, as appropriate, the amount of any such withholding taxes which is required to be withheld with respect to such Shares.

                  (c) No Limit on Other Plans. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

                  (d) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ or other service of the Company or

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Page 15


any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or other service, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (e) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

                  (f) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law, rule or regulation deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed null and void and shall be stricken, and the remainder of the Plan and any such Award shall remain in full force and effect.

                  (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                  (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

SECTION 9.        TERM OF THE PLAN

                  The Plan shall continue until the earliest of (a) the date on which all Stock Awards and Stock-Based Awards issuable hereunder have been issued, (b) the termination of the Plan by the Board or (c) November 3, 2007, ten years from the date of adoption of the Plan by the Board.

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Page 16

However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

SECTION 10.       EFFECTIVENESS OF THE PLAN

                  The Plan shall become effective when approved by the Board provided, however, that this Plan, and all Awards granted hereunder, shall be null and void and of no force and effect if, and no Options granted under this Plan may be exercised until, the Plan is not approved by the affirmative votes of the holders of Shares having a majority of the voting power of the Shares represented at a meeting duly held in accordance with the Delaware General Corporation Law within twelve (12) months after being approved by the Board.


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